UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2011

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 652-0582

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 14, 2011, Oil States International, Inc. (the "Company") issued a press release announcing that the Company's Australian subsidiary, The MAC, has obtained an Accommodation Services Agreement supporting the construction of 650 additional rentable rooms at its Coppabella Village in Queensland, Australia. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report and the exhibit hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filings made by Oil States International, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

99.1	Press Release dated April 14, 2011 (furnished)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc. (Registrant)
April 14, 2011 (Date)	/s/ BRADLEY J. DODSON Bradley J. Dodson Senior Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated April 14, 2011